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                                                                   EXHIBIT 10.17

                             OFFICE LEASE AGREEMENT
                            McLEAN PROFESSIONAL PARK

                                McLean, Virginia


     THIS LEASE AGREEMENT made and entered into on this the 25th day of October, 1999, by and between Young & Skidmore Co., whose address for purposes hereof is 4545 42nd St., N.W. #301, Wash., D.C. 20016 hereinafter called "Lessor", and Arthur H., Ltd. hereinafter called "Lessee".

     WITNESSETH, That, for and in consideration of the rents, mutual covenants and agreements hereinafter set forth, the parties hereto do hereby mutually agree as follows:

1. PREMISES LEASED AND DEMISED

     The Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, for the term and upon the conditions hereinafter provided in the office building situated at 1477 Chain Bridge Road, (such space being hereinafter referred to as the "demised premises"). The demised premises have been assigned Suite S 200, 201 & 202.

2. LEASE TERM

     Subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, the term of this lease shall be for an initial period of Two years, beginning on the First day of February 2000, and ending on the 31st day of January 2002.

3. USE OF DEMISED PREMISES

     Lessee will use and occupy the demised premises solely for administrative, sales & executive offices purposes and under the trade name Arthur H., Ltd., which trade name shall be used by lessee throughout the term hereof and lessee shall not use or trade under or advertise itself under any other name, style or designation. Lessee's use shall be in accordance with the use permitted under applicable municipal regulations and without the prior written consent of lessor, the demised premises will not be used for any other purpose. Lessee will not use or occupy the demised premises for any unlawful purpose and will comply with all present and future laws, ordinances, regulations, and orders of the United States of America, the State of Virginia, and any other public authority having jurisdiction over the demised premises, to which the lessee is subject.

4. BASE RENTAL

     The annual rent to be paid for said premises during said term, which lessee hereby agrees to pay to lessor in advance, and lessor hereby agrees to accept, shall be the sum of Fifty One Thousand Eight Hundred Eighty One Dollars & 25/100 ($51,881.25) payable in equal monthly installments on the first day of each calendar month during the term of this lease. Such rental shall be base rental and subject to escalation as hereinafter provided. The annual base rent to be paid for said demised premises during the term hereof, and any additional rent shall be paid without demand, diminution, deduction, or set-off, or prior demand, in monthly installments during the term of this lease, all as together with additional rent hereinafter provided. If the obligation of the lessee to pay rent hereunder begins on a day other than on the first day of a month, rent from such date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30) of the fixed monthly rental for each day payable in advance. The lessee will pay, without demand, said rent by check to Thomas P. Brown Management, Inc., 4545 42nd Street, N.W. #301, Wash., D.C. 20016, or to such other party or to such other address as lessor may designate from time to time by written notice to lessee, without demand and without deduction, set-off or counterclaim. If lessor shall at any time or times accept said rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of the lessor's rights hereunder.

     Lessor acknowledges receipt form lessee of transfer of security deposits of $1,050, under lease dated 1/30/98 & $2,240, under lease dated 1/14/97 to be held as collateral security for the payment of any rentals and other sums of money payable by lessee under this lease, and for the faithful performance of all other covenants and agreements of lessee hereunder. The amount of said deposit shall be repaid to lessee after the termination of this lease and any renewal thereof, provided lessee shall have made all payments and performed all covenants and agreements. Upon any default by lessee hereunder, all or part of said deposit may, at lessor's sole option, be applied on account of such default, and thereafter lessee shall promptly restore the resulting deficiency in said deposit.

5. ADDITIONAL RENT -- COST OF LIVING INCREASE

     Commencing with the beginning of the second lease year and for each succeeding one year term of this Lease, the annual rent reserved herein shall be computed as follows:
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     The initial Annual Base Rent shall be multiplied by a fraction the denominator of which shall be the Consumer Price Index (CPI) now known as the "U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index, United State City Average for Urban Wage Earners and Clerical Workers. All items for the month which is two months prior to the commencement of this lease (i.e.
* ) and the numerator of which shall be such CPI for the month which is two months prior to the first month of the succeeding lease year. In the event that the Consumer Price Index is no longer published, the parties hereto agree to substitute a comparable index therefor.

The numerical figure for the C.P.I. for December 1999, to be inserted when available. In no event shall the annual rent payable by Lessee during a lease year be less than the prior year's annual rent as adjusted herein. Notwithstanding the above formula, in no event will the annual CPI increase be less than 3%, and no more than 6%. The anniversary date for the C.P.I. increase will be February each year.

6. ASSIGNMENT AND SUBLETTING

     a. Lessee will not assign, transfer, mortgage or encumber this lease without obtaining written consent of lessor; nor shall any assignment or transfer of this lease be effectuated by operation of law or otherwise without the prior written consent of lessor, which will not be unreasonably withheld. Lessee will not sublet (or permit occupancy or use by another of) or the demised premises, or any part thereof, without obtaining the prior written consent of Lessor. The consent by lessor to any assignment, transfer, or subletting to any party, shall not be construed as a waiver or release of lessee from the terms of any covenant or obligation under this lease, nor shall the collection or acceptance of rent from any such assignee, transferee, subtenant or occupant constitute a waiver or release of lessee of any covenant or obligation contained in this lease, nor shall any such assignment or subletting be construed to relieve lessee from obtaining the consent in writing of lessor to any further assignment or subletting. In the event that lessee defaults hereunder, lessee hereby assigns to lessor the rent due from any subtenant of lessee and hereby authorizes each such subtenant to pay said rent directly to lessor.

     b. If lessee is a corporation and if any transfer, sale, pledge or other disposition of 50% or more of the common stock shall occur, or power to vote the majority of the outstanding capital stock be changed, then lessee shall so notify lessor.

7. INSURANCE

     a. Lessee shall obtain and at all times during the term hereof maintain, at its sole cost and expense, policies of insurance covering its fixtures and equipment installed and located on the demised premises, or otherwise constituting a part of the lessee's work in an amount of not less than eighty
(80) percent of the replacement cost of said items within the classification "fire and extended coverage," together with insurance against vandalism, malicious mischief, and sprinkler leakage or other sprinkler damage; and any proceeds of such insurance, so long as this lease shall remain in effect, shall be used only to repair or replace the items so insured.

     b. Lessee shall also provide and keep in force during the term of this lease, for the benefit of lessor and lessee, general liability insurance in any insurance company licensed to do business in the State of Virginia in the amount of One Hundred Thousand ($100,000) dollars. Any insurance policies herein required to be procured by lessee shall contain an express waiver of any right of subrogation by the insurance company against the lessor. Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to lessee's insurance coverage, shall be deemed to limit or restrict in any way lessee's liability arising under or out of this lease. In addition, all insurance required of lessee hereunder shall be written as a primary policy coverage, and not contributing with or in excess of any coverage which lessor may carry, and shall cover and insure lessor as an additional insured. All public liability and property damage policies shall contain a provision that lessor, although named therein as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its officers, servants, agents or employees, by reason of the negligence or fault of lessee, its servants, agents, employees, invitees or customers.

     c. Lessee agrees to deliver certificates of such insurance to lessor at the beginning of the term of this lease and thereafter not less than five (5) days prior to the expiration of any such policy. In the event that lessee shall fail promptly to furnish any insurance herein required, lessor may effect the same and pay the premium therefor for a period of not exceeding one year and the premium so paid by lessor shall be immediately payable by lessee as additional rent.

     d. Indemnity. Lessee shall indemnify and hold harmless lessor from and against any and all liabilities, fines, claims, damages and actions, costs and expenses of any kind or nature, including attorney's fees, and of anyone whatsoever (1) relating to the demised premises due to or arising out of any act or neglect of lessee or of anyone holding under lessee or of any of their employees, agents or invitees, (2) due to or arising out of mechanics's liens filed against the land and the building in which the demised premises are located for labor performance or for materials furnished to lessee, and (3) due to or arising out of any breach, violation or non-performance of any covenants, condition or agreement in this lease set forth and contained on the part of lessee to be fulfilled, kept, observed and performed.

8. MAINTENANCE BY LESSEE

     a. Lessee will keep the demised premises and the fixtures and equipment therein in clean, safe and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will, at the expiration or other termination of the term of this Lease, surrender the same, broom clean, in the same order and condition in which they are on the commencement of the term of this Lease, ordinary wear and tear and damage by the elements, fire and other casualty not due to the negligence of the Lessee, excepted; and upon such termination of this Lease, Lessor shall have the right to re-enter and resume possession of the leased premises.

     b. When necessary by reason of accident or other cause occurring in the building or in the demised premises, or in order to take any repairs or alterations or additions or improvements in or relating to the building or the demised premises lessor reserves the right to interrupt the supply to the demised premises or to the common areas of steam, electricity, water, and other utilities and also to suspend the operation of the heating or air-conditioning system, in or to any portion of the building and the building, until said repairs, alterations, additions or improvements shall have been completed. Provided lessor shall pursue such work with reasonable diligence, there shall be no abatement in rent because of any such interruption or suspension.

2) One Million Dollars in respect to injuries to one person, one accident, and One Hundred Thousand Dollars in respect to any property damage in any one occurrence.


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
                                McLean, Virginia

     THIS LEASE AGREEMENT made and entered into on this the 25th day of October, 1999, by and between Young & Skidmore Co., whose address for purposes hereof is 4545 42nd St., N.W. #301, Wash., D.C. 20016 hereinafter called "Lessor", and Arthur H., Ltd. hereinafter called "Lessee".

     WITNESSETH, That, for and in consideration of the rents, mutual covenants and agreements hereinafter set forth, the parties hereto do hereby mutually agree as follows:

1. PREMISES LEASED AND DEMISED

     The Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, for the term and upon the conditions hereinafter provided in the office building situated at 1477 Chain Bridge Road, (such space being hereinafter referred to as the "demised premises"). The demised premises have been assigned Suite S 200, 201 & 202.

2. LEASE TERM

     Subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, the term of this lease shall be for an initial period of Two years, beginning on the First day of February 2000, and ending on the 31st day of January 2002.

3. USE OF DEMISED PREMISES

     Lessee will use and occupy the demised premises solely for administrative, sales & executive offices purposes and under the trade name Arthur H., Ltd., which trade name shall be used by lessee throughout the term hereof and lessee shall not use or trade under or advertise itself under any other name, style or designation. Lessee's use shall be in accordance with the use permitted under applicable municipal regulations and without the prior written consent of lessor, the demised premises will not be used for any other purpose. Lessee will not use or occupy the demised premises for any unlawful purpose and will comply with all present and future laws, ordinances, regulations, and orders of the United States of America, the State of Virginia, and any other public authority having jurisdiction over the demised premises, to which the lessee is subject.

4. BASE RENTAL

     The annual rent to be paid for said premises during said term, which lessee hereby agrees to pay to lessor in advance, and lessor hereby agrees to accept, shall be the sum of Fifty One Thousand Eight Hundred Eighty One Dollars & 25/100 ($51,881.25) payable in equal monthly installments on the first day of each calendar month during the term of this lease. Such rental shall be base rental and subject to escalation as hereinafter provided. The annual base rent to be paid for said demised premises during the term hereof, and any additional rent shall be paid without demand, diminution, deduction, or set-off, or prior demand, in monthly installments during the term of this lease, all as together with additional rent hereinafter provided. If the obligation of the lessee to pay rent hereunder begins on a day other than on the first day of a month, rent from such date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30) of the fixed monthly rental for each day payable in advance. The lessee will pay, without demand, said rent by check to Thomas P. Brown Management, Inc., 4545 42nd Street, N.W. #301, Wash., D.C. 20016, or to such other party or to such other address as lessor may designate from time to time by written notice to lessee, without demand and without deduction, set-off or counterclaim. If lessor shall at any time or times accept said rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of the lessor's rights hereunder.

     Lessor acknowledges receipt from lessee of transfer of security deposits of $1,050, under lease dated 1/30/98 & $2,240, under lease dated 1/14/97, to be held as collateral security for the payment of any rentals and other sums of money payable by lessee under this lease, and for the faithful performance of all other covenants and agreements of lessee hereunder. The amount of said deposit shall be repaid to lessee after the termination of this lease and any renewal thereof, provided lessee shall have made all payments and performed all covenants and agreements. Upon any default by lessee hereunder, all or part of said deposit may, at lessor's sole option, be applied on account of such default, and thereafter lessee shall promptly restore the resulting deficiency in said deposit.

5. ADDITIONAL RENT -- COST OF LIVING INCREASE

     Commencing with the beginning of the second lease year and for each succeeding one year term of this Lease, the annual rent reserved herein shall be computed as follows:


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

in the type of business permitted to be carried on by lessee hereunder, without the express prior written consent of lessor (which consent may be granted or withheld in lessor's sole and absolute discretion, and with or without statement of or necessity for reason therefor, and which, if granted, may be conditioned, among other things, upon lessee's agreement to comply with new and additional requirements not set forth or contained in this lease which may be applicable to all or any part of the demised premises without regard to the prior or prospective use thereof, and including but not limited to requirement of payment of an increased or additional rent over the rent prescribed herein) may be deemed to be a breach and violation of this lease at lessor's sole and absolute discretion.

     h. Lessee shall not permit the accumulation or placing of rubbish, trash, garbage, debris, boxes, cans or other articles of any kind or description whatsoever in the demised premises, or in the area immediately surrounding the demised premises or in any other part of the building. Lessee shall not permit any vehicle used by it in its business to be parked in such manner and for such period of time as to create traffic hazards and congestion in or about the building, and all deliveries to and pickups from the demised premises whether made by lessee's vehicles or by other vehicles, shall be promptly expedited and the vehicles making such deliveries or pickups shall be promptly removed after making same.

     i. Lessee shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the demised premises by the lessee.

     j. Lessee shall provide on the exterior of the demised premises a sign or signs of such size, design and character, and in such location only, as lessor shall approve in writing. Lessee hereby expressly covenants and agrees that such signs shall comply in all respects with the provisions and requirements of the Sign Regulations of the State of Virginia and those promulgated by lessor and as the same may be amended or modified from time to time by lessor in its sole option and discretion. No other signs, lights, lettering or other forms of inscription or advertising or display devices shall be displayed on the exterior of the demised premises or on the inner or on the outer face of the windows, entrances, doors, or transoms or in any other location within the demised premises from which such signs, lights, or other forms of inscription or advertising or display devices may readily be seen from outside the demised premises, without prior written approval of lessor. If lessee shall erect, install or maintain any sign, lights, or other forms of inscription or advertising or display devises may readily be seen from outside the demised premises, without prior written approval of lessor. If lessee shall erect, install or maintain any sign, lights, or other forms of inscription or advertising or display device outside, in or upon the demised premises in violation of this paragraph, and shall not immediately upon notice from lessor, cause the same to be removed or discontinued, lessor, in addition to any other rights or remedies to which it may be entitled hereunder or as a matter or law or in equity, may enter upon the demised premised without thereby causing an eviction of lessee from said premises or interference with lessee's right of quiet use and enjoyment thereof, and cause said sign, lights, or other form of inscription or advertising or display device to be removed or discontinued, and the costs of such removal or discontinuance shall be paid by lessee as additional rent on the first day of the month following said removal or discontinuance. Lessee shall not at any time display on the exterior of the demised premises or on or in any other location therein from which it may readily be seen from outside the demised premises any sign or notice of removal of lessee or its business to any other location, except, with lessor's prior written approval.

12. ENTRY FOR REPAIRS AND INSPECTIONS

     a. Lessee shall permit lessor to erect, use and maintain all pipes and conduits in and through the demised premises as shall be contemplated by the plans for the building, including any changes or additions as lessor may from time to time make thereof. Lessor or lessor's agents shall have the right to enter upon the demised premises at all reasonable times to examine same for the purpose of determining whether or not they are being kept neat, clean and in good order by lessee, as required by the terms hereof, and to make recommendations or requirements with respect to performance of lessee's obligations hereunder, and to make such decorations, repairs, alterations, improvements or additions in the building or in the demised premises as may be required of or permitted to lessor pursuant hereto and lessor shall be allowed to take all materials into and upon said premises that may be required therefor without the same constituting an eviction of lessee, or interference with lessee's right of quiet use and enjoyment thereof, in whole or in part, and the rent shall in no-wise abate while such examinations, decorations, repairs, alterations, improvements or additions are being made by reason of loss or interruption of the business of lessee because of the prosecution of any such work.

     b. Lessor or lessor's agents shall also have the right to enter upon the demised premises at reasonable times to show them to prospective purchasers or lessees of the building. During the six (6) months prior to the expiration of the term of this lease lessor may show the demised premises to prospective tenants. During said period, lessor may also place upon the demised premises "For Rent," sign, which notices lessee shall permit to remain thereon without molestation. If, during the last month of the term Lessee shall have removed all or substantially all of its property therefrom, lessor may immediately enter and alter, renovate and redecorate the demised premises without elimination or abatement of rent or other compensation and such action shall have no effect upon this lease. Nothing herein contained, however, shall be deemed or construed to impose upon lessor any obligations, responsibility or liability whatsoever for the care, supervision or repair of the building or of the demised premises, other than as is in this lease otherwise provided.

13. INSURANCE RATING

     Lessee will not conduct or permit to be conducted any activity, or place any equipment in or about the demised premises, which will, in any way increase the rate of fire insurance or other insurance on the building; and if any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to activity or equipment in or about the demised premises, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, lessee shall be liable for such increase and shall reimburse lessor therefor.

14. LESSEE'S EQUIPMENT

     No installation of any of the following shall be made by lessee without lessor's prior written consent:

     (1) Ventilating or air-conditioning apparatus, other than as merchandise held for, or for demonstration purposes in connection with, sale, pursuant to the business purposes for which lessee is permitted to occupy the demised premises.

     (2) Machines or machinery of any kind, other than as merchandise held for, or for demonstration purposes in connection with, sale, pursuant to the business purposes for which lessee is permitted to occupy the demised premises, excepting office equipment normally used in an administrative, sales, executive office.


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
     (3) Safes or other objects whose weight exceeds the lawful load for the area upon which it would stand.

     (4) Awnings or other projections over or around the windows or entrances of the demised premises.

     Movable office furniture and trade fixtures which are installed by lessee at its expense, shall remain its property and may be removed at any time, provided lessee promptly repairs any damage caused by such removal, and provided that lessee shall not then be in default under the terms of this lease, in which event such furniture, fixtures or equipment shall be and become a part of the real property and the property of lessor, and provided further that all rent due hereunder as of and through the date of removal of such property shall have been paid. Business machines and mechanical equipment belonging to lessee which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to lessor or to any tenant in the building shall be installed and maintained by lessee, at lessee's expense, on vibration eliminator or other devices sufficient to eliminate such noise and vibration.

15. INDEMNITY

     Lessee will indemnify and hold harmless lessor from and against any loss, damage or liability occasioned by or resulting from any default hereunder or any willful or negligent act on the part of lessee, its agents, employees, or invitees, or persons permitted on the demised premises by lessee.

16. UTILITIES

     (a) Installation by Lessor - Lessor shall install, without expense to Lessee, the necessary mains, feeders, pipes, ducts and conduits to bring electricity, water and telephone services into the leased premises.

     (b) Electricity - Lessee shall pay directly to the public utility company promptly when and as due all separately metered charges for electricity supplied to the leased premises.

     (c) Telephone - Lessee will pay for its own telephone service equipment. Lessor shall be responsible for the maintenance of heating/air conditioning/ plumbing. Interruption or impairment of any such utility or other service provided by lessor, caused by or necessitated by repairs, improvements, alterations or additions in or to the building or any part thereof, or by hazard, failure or interruption beyond the reasonable control of lessor shall not give rise to any right or cause of action against lessor by lessee in damages or any claim for rebate of rent on account of such interruptions in service. Lessor shall furnish the described services at such times, in such amounts normally and usually furnished commercial tenants in modern buildings in the State of Virginia.

17. RESPONSIBILITY FOR CERTAIN DAMAGE AND BREAKAGE

     All injury to the demised premises or the building of which they are a part, and all breakage and damage caused by lessee or the agents, servants, employees and visitors of lessee, shall be repaired by the lessee, at the expense of the lessee. In the event that the lessee shall fail so to do, then the lessor shall have the right to make such necessary repairs, alterations and replacements, structural, non-structural, or otherwise, and any charge or cost so incurred by the lessor shall be paid by the lessee with the right on the part of the lessor to elect in its discretion to regard the same as additional rent payable with the installments of rent next becoming due or thereafter falling due under the terms of this lease. This provision shall be construed as an additional remedy granted to the lessor and not in limitation of any other rights and remedies which the lessor has or may have in said circumstances.

18. BANKRUPTCY

     If at any time after the execution and delivery of this lease and before commencement of the term or if during the term hereby demised, a petition shall be filed, either by or against the lessee, in any Court or pursuant to any Federal, State or Municipal statute whether in bankruptcy, insolvency, for the appointment of a receiver of the lessee's property or because of any general assignment made by the lessee of the lessee's property for the benefit of the lessee's creditors, then immediately upon the happening of any such event, and without any entry or other act by the lessor, this lease, at lessor's option, shall cease and come to an end with the same force and effect as if the date of the happening of any such event were the date herein fixed for the expiration of the term of this lease. It is further stipulated and agreed that, in the event of the termination of the term of this lease by the happening of any such event, the lessor shall forthwith, upon such termination, and any other provisions of this lease to the contrary notwithstanding, become entitled to recover as and for liquidated damages caused by such breach of the provisions of this lease, an amount equal to the difference between the then cash value of the rent reserved hereunder for the unexpired portion of the term and the then cash rental value of the demised premises for such unexpired portion of the term hereby demised, unless the statute which governs or shall govern the proceeding in which such damages are to be proved limits or shall limit the amount of such claim capable of being so proved, in which case the lessor shall be entitled to prove as and for liquidated damages an amount equal to that allowed by or under any such statute. The provisions of this paragraph of this lease shall be without prejudice to the lessor's right to prove in full damages for rent accrued prior to the termination of this lease, but not paid. This provision of this lease shall be without prejudice to any rights given to the lessor by any pertinent statute to prove for any amounts allowed thereby. In making any such computation, the then cash rental vale of the demised premises shall be deemed prima facie to be the rental realized upon any re-letting, if such re-letting can be accomplished by the lessor within a reasonable time after such termination of this lease, and the then present cash value of the future rents hereunder reserved to the lessor for the unexpired portion of the term hereby demised shall be deemed to be such sum, if invested at four percent (4%) simple interest, as will produce the future over the period of time in question. In the event of lessee's bankruptcy, lessor has the right to enter and re-let the demised premises.

19. LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSON

     All personal property of the lessee, its employees, agents, business invitees, licensees, customers, clients, family members, guests or trespassers, in and on said demised premises, shall be and remain at their sole risk, and lessor shall not be liable to them for any damage to, or loss of such personal property arising from any act of negligence of any other persons nor from the leaking

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
of the roof, or from the bursting, leaking or overflowing of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electrical wires or fixtures, or from air-conditioning failure, or from any other cause whatsoever, nor shall the lessor be liable for the interruption or loss to lessee's business arising from any of the above described acts or causes, nor shall the lessor be liable for any personal injury to the lessee, its employees, agents, business invitees, licensees, customers, clients, family members, guests or trespassers arising from the use, occupancy and condition of the demised premises; the lessee especially agreeing to save the lessor harmless in all such cases.

20.  DAMAGE TO THE DEMISED PREMISES

     If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of lessee, lessor shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company) repair such damage at the expense of the lessor, and the rent and additional rent shall be reduced in proportion of the extent the demised premises are rendered untenantable, until such repairs are completed, provided, however, that if the building is damaged by fire or other cause to such extent that the damage cannot be fully repaired within sixty (60) days from the date of such damage, lessor shall have the option of terminating this lease by giving written notice to lessee of such decision and the term of this lease shall terminate on the day such notice is given. Except as set forth in this paragraph, lessor shall not be liable for any damage that may be suffered by lessee by reason of any casualty damage to the demised premises and the deprivation of lessee's possession thereof.

21.  DEFAULT OF LESSEE

     If lessee shall fail to pay any monthly installment of rent as aforesaid (although no legal or formal demand has been made therefor), or shall violate or fail to perform any the other conditions, covenants or agreements herein made by lessee, and such violation or failure shall continue for a period of ten (10) days after written notice thereof to lessee by lessor, (but no written notice to lessee is necessary in the event of failure to pay a monthly installment of rent), then and in any of said events this lease shall, at the option of lessor, cease and terminate and shall operate as a notice to quit, any notice to quit or of lessor's intention to re-enter being hereby expressly waived, and lessor may proceed to recover possession under and by virtue of the provisions of the laws of the State of Virginia, or by such other proceedings, including re-entry and possession, as may be applicable. If lessor elects to terminate this lease, everything herein contained on the part of the lessor to be done and performed shall cease without prejudice to the right of lessor to recover from lessee all rental accrued up to the time of termination of the term of this lease, the demised premises may be relet by lessor for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental hereinabove provided shall not be realized by lessor, lessee shall be liable for all damages sustained by lessor, including, without limitation, deficiency in rent, reasonable attorney's fees, brokerage fees, and expenses of placing the demised premises in first class rentable condition. Lessor shall not be required to so relet the demised premises, either pursuant to this lease or by any requirement of law or equity, to any person who, in lessor's sole judgment, shall not be of sound financial standing and ability, and possess good reputation, business judgment and operating ability, or for any use or purpose which, in lessor's judgment, shall not be the same or substantially the same as the uses of the demised premises permitted under this lease, or shall not be in keeping with the caliber and quality of the building and its other tenants. In addition, if lessee shall have failed to move into or take possession of the demised premises within fifteen (15) days after the commencement of the term of this lease if the date fixed for such commencement shall be postponed as herein provided and to open the demised premises for business fully fixtured, stocked and staffed within the time herein provided, then the lessor shall have, in addition to any and all remedies herein provided, the right at its sole option and discretion to collect the minimum rent herein provided, for each and every day that the lessee shall fail to commence to do business as herein provided. Any damage or loss of rental sustained by lessor may be recovered by lessor at lessor's option, at the time of relocation in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at lessor's option, may be deferred until the expiration of the term of this lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said term. If lessor should commence any summary proceeding for non-payment of rent by lessee, lessee shall not interpose any counterclaim of any nature or description in any such proceeding. The provisions contained in this paragraph shall be in addition to and shall not prevent the enforcement of any claim lessor may have against lessee for anticipatory breach of the unexpired term of this lease. In the event that lessee continues to occupy the demised premises after the expiration of the term of this lease, with the express or implied consent of lessor, such tenancy shall be from month to month and shall not be renewal of the term of this lease or a tenancy from year to year. All rights and remedies of lessor under this lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to lessor under applicable law.

22.  WAIVER

     If under the provisions hereof lessor shall institute proceedings and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant herein contained nor of any of lessor's rights hereunder. No waiver by lessor of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or of any subsequent breach thereof. No payment by lessee or receipt by lessor of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed an accord and satisfaction and lessor may accept such check or payment without prejudice to lessor's right to recover the balance of such rent or to pursue any other remedy provided in this lease. No re-entry by lessor, and no acceptance by lessor of keys from lessee, shall be considered an acceptance of a surrender of the lease.

23.  SUBORDINATION

     This lease is subject and subordinate to the lien of all and any first mortgages (which term "mortgages" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may not or hereafter encumber or otherwise affect the real estate (including the building) of which the demised premises form a part, and to all and any renewals, extensions, modifications, recastings or refinancings thereof. In confirmation of such subordination, lessee shall, at lessor's request, promptly execute any requisite or appropriate certificate or other document. Lessee hereby constitutes and appoints lessor as lessee's attorney-in-fact to execute any such certificate or certificates for or on behalf of lessee. Lessee agrees that in the event that any proceedings are brought for the foreclosure of any such mortgages, lessee shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser and to recognize such purchaser as the lessor under ??? lease, and lessee waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give lessee any right to terminate or otherwise adversely affect this lease and the obligations of lessee hereunder in the event that any such foreclosure proceeding is prosecuted or completed.

24. CONDEMNATION

     If the whole or a substantial part of the demised premises shall be taken forceably, leased or condemned by any governmental authority for any public or quasi-public use of purpose, then the term of this lease shall cease and terminate as of the date when title vests in such governmental authority, and lessee shall have no claim against lessor or the condemning authority for any portion of the amount that may be awarded damages as a result of such taking or condemnation or for the value of any unexpired term of the lease. Lessee, however, shall be entitled to claim, prove and receive in the condemnation proceeding such awards as may be allowed for fixtures and other equipment installed by it which shall not, under the terms of this lease be or become the property of the lessor at the termination hereof, but only if such awards shall be made by the condemnation court in addition to and stated separately from the award made by it for the land and building or part thereof so taken. The annual rental, however, shall be abated on the date when such title vests in such governmental authority. If less than a substantial part of the demised premises is taken or condemned by any governmental authority for any public or quasi-public use of purpose, the rent shall be equitably adjusted on the proportion which the floor area of the demised premises included in the space taken bears to the floor area of the entire demised premises immediately prior to such taking on the date when title vests in such governmental authority and the lease shall otherwise continue in full force and effect. For purposes of this Article, a substantial part of the demised premises shall be considered to have been taken if more than fifty percent (50%) of the demised premises are unusable by lessee. For purposes of this provision any purchase by competent authority of the whole or a substantial part of the demised premises in lieu of condemnation thereof under the power of eminent domain shall be deemed an actual taking.

25. RULES AND REGULATIONS

     Lessee, its agents, servants and concessionaires and employees shall abide by and observe the rules and regulations promulgated by lessor. Lessee, its agents, servants, employees and concessionaries shall abide by and observe the rules or regulations promulgated from time to time by lessor for the operation and maintenance of the building provided that the same are in conformity with common practice and usage in similar buildings and are not inconsistent with the provisions of the lease and a copy thereof is sent to lessee. Such rules shall apply generally to all tenants, shall not unreasonably interfere with the conduct of lessee's business and in no way shall limit any of the lessor's covenants and obligations hereunder. Lessor shall use its best efforts to enforce its rules as to all tenants and the breach or failure to comply with any rule shall constitute a breach of the terms of this lease. Lessor, however, shall not be liable to lessee for violation of the same by any other tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests.

26. RIGHT OF LESSOR TO CURE LESSEE'S DEFAULT

     If lessee defaults in the making of any payment of, in the doing of any act herein required to be made or done by lessee, then lessor may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, if made or done by lessor, with interest thereon at the rate of eight percent (8%) per annum from the date paid by lessor, shall be paid by lessee to lessor and shall constitute additional rent hereunder due and payable with the next monthly installment of rent; but the making of such payment or the doing of such act by lessor shall not operate to cure such default or to estop lessor from the pursuit of any remedy to which lessor would otherwise be entitled.

27. NO REPRESENTATIONS BY LESSOR

     Neither lessor nor any agent or employee of lessor has made any representations or promises with respect to the demised premises or the building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by lessee except as herein set forth. The lessee, by taking possession of the demised premises, shall accept the same
"as is," and such taking of possession shall be conclusive evidence that the demised premises and the building are in good and satisfactory condition at the time of such taking of possession.

28. WAIVER OF JURY TRIAL

     Lessor and lessee hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this lease, the relationship of lessor and lessee hereunder, lessee's use or occupancy of the demised premises, and/or claim of injury or damage.

29. NO OPTION

     The submission of this lease for examination or consideration by lessee or discussion between lessee or lessor does not constitute a reservation of or option for the demised premises, and this lease shall be and become effective as a lease and agreement only upon executive and delivery hereof by lessor and lessee.

30.  MODIFICATIONS

     Notwithstanding acceptance and execution of this lease by the parties hereto, it is understood and agreed that the terms hereof shall be modified, if so required, for the purpose of complying with or fulfilling the requirements of any mortgagee or trustee named in or secured by a first mortgage or first trust deed that may not or hereafter be placed or secured upon the demised premises provided, however, that such modification shall not be in substantial derogation or diminution of any of the rights of the parties hereunder, nor substantially increase any of the obligations or liabilities of the parties hereunder.

31. ESTOPPEL CERTIFICATES

     Lessee agrees, at any time and from time to time, upon not less than five
(5) days prior to written notice by lessor, to execute, acknowledge and deliver to lessor a statement in writing (i) certifying that this lease is unmodified and in full force and effect (or if there have been modifications), (ii) stating the dates to which the rent and other charges hereunder have been paid by lessee (iii) stating whether or not to the best knowledge of lessee, lessor is in default in the performance of any covenant, agreement or condition contained in this lease, and, if so, specifying each such default of which lessee may have knowledge, and (iv) stating the address to which notices to lessee should be sent. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, any mortgage or prospective mortgagee of the Building or of Lessor's interest, or any prospective assignee of any such mortgage.

32. HOLDING OVER

     In the event that Lessee shall not immediately surrender the demised premises on the date of expiration of the term hereof, Lessee shall, by virtue of the provisions hereof, become a Lessee by the month at the monthly rental in effect during the last month of the term of this lease, which said monthly tenancy shall commence with the first day next after the expiration of the term of this lease. The Lessee as a monthly Lessee shall be subject to all of the conditions and covenants of this lease as though the same had originally been a monthly tenant. In the event of hold over, Lessee shall give to Lessor at least thirty (30) days written notice of any intention to quit the demised premises, and Lessee shall be entitled to thirty (30) days written notice to quit the demised premises, except in the event of nonpayment of rent in advance or of the breach of any other covenant by the Lessee, in which event Lessee shall not be entitled to any notice to quit, the usual thirty (30) days notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this paragraph, in the event that Lessee shall hold over after the expiration of the term hereby created, and if Lessor shall desire to regain possession of the demised premises promptly at the expiration of the term of this Lease, then at any time prior to Lessor's acceptance of rent from Lessee as a monthly tenant hereunder, Lessor, at its option, may forthwith re-enter and take possession of the demised premises without process, or by any legal process in force in the County of Fairfax, Virginia.

33. COVENANTS OF LESSOR

     Lessor covenants that it has the right to make this lease for the term aforesaid, and that if lessee shall pay the rental and perform all of the covenants, terms, and conditions of this lease to be performed by lessee, lessee shall, during the term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the demised premises without molestation or hindrance by lessor or any party claiming through or under lessor. Lessor agrees to provide char service Monday through Friday of each week, except holidays.

34. LIEN FOR RENT

     In consideration of the mutual benefits arising under this agreement, lessee hereby grants to lessor a lien on all property of lessee now or hereafter placed in or on the premises (except such part of any property as may be exchanged, replaced, or sold from time to time in the ordinary course of business operation or trade) and such property shall be and remain subject to such lien of lessor for payment of all rent and other sums agreed to be paid by lessee herein. Said lien shall be in addition to and cumulative upon the lessor's liens provided by law.

35. GENDER

     Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein which the context may require such substitution or substitutions.

36. BENEFIT AND BURDEN

     The provisions of this lease shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective representatives, successors and assigns. Lessor may freely and full assign its interest hereunder.

37. ENTIRE AGREEMENT

     This lease together with Exhibits Addendum, attached hereto and made a part hereof, contain and embody the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, between the parties not contained and embodied in said lease and exhibits, shall be of any force or effect, and that same may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by all parties hereto.

     IN WITNESS WHEREOF, Lessor has hereunto set his hand and seal, and Lessee has signed these presents and affixed his seal the day and year first hereinabove written.

                                         LESSOR:

WITNESS:                                 Young & Skidmore Co.

                                         By
--------------------------------------     -----------------------------------
                                                        Partner

WITNESS:                                 LESSEE:   ARTHUR H., LTD.

/s/ Terri P. Decatur                     /s/ Christopher Brittin, President
--------------------------------------   --------------------------------------
                                         By: Christopher Brittin, President

--------------------------------------   --------------------------------------

--------------------------------------   --------------------------------------


     The undersigned hereby guarantee the faithful performance by lessee of all the conditions, covenants and agreements of the foregoing lease including, but not limited to, the payment of all rent due and we hereby waive any right to notice of any default by lessee.

WITNESS:

/s/ Terri P. Decatur                     /s/ Christopher Brittin, President
--------------------------------------   --------------------------------------
                                         By: Christopher Brittin, President

--------------------------------------   --------------------------------------

--------------------------------------   --------------------------------------

                   ADDENDUM TO McLEAN PROFESSIONAL PARK LEASE

This Addendum is hereby made a part of the Lease bearing even date between the undersigned parties hereto covering premises at 1477 Chain Bridge Road, McLean, Virginia, Suites 200, 201 and 202.

Premises is leased in "AS IS" condition.

It is agreed that if any monthly installment of rent shall remain unpaid for more than seven days after the due date, the amount of the installment shall be increased by five percent of the installment as a service charge for the purpose of defraying expenses incident to handling delinquent payments. Fourteen days after the due date, the amount of the installment shall be increased by an additional five percent (a total of ten percent), and after twenty-one days, the amount of the installment shall be increased by an additional five percent (a total of fifteen percent) of the amount of the installment. In addition, a service charge of $25.00 will be added to any installment for handling a returned check.

The hereto attached Lease Agreement, as amended by this Addendum, shall constitute the entire Agreement between the parties hereto.

IN WITNESS WHEREOF, THE Lessor and Lessee have hereunto set their hands and acknowledge having read the entire Lease, all this ___ day of ____________, 1999.

WITNESS:                                LESSOR:
                                        YOUNG & SKIDMORE COMPANY
                                        BY:


---------------------------             -------------------------------
                                        BERNARD J. YOUNG

WITNESS                                 LESSEE:
                                        ARTHUR H. LTD.
                                        BY:


/s/ TERRI P. DECATUR                    /s/ CHRISTOPHER M. BRITBER
---------------------------             -------------------------------

                              CORPORATE RESOLUTION


RESOLVED, that Arthur H. Ltd., a Virginia Corporation, enters into a Lease with Young & Skidmore Company, for the premises known as 1477 Chain Bridge Road, Suites 200, 201 and 202, McLean, Virginia, under the terms and conditions contained in the Lease, hereto annexed and made a part hereof, that the President be, and is hereby authorized to execute and acknowledge all papers and documents necessary for the proper execution of said Lease.

I, Susan R. Hopley, Secretary of Arthur H. Ltd., do hereby certify that the foregoing is a true copy of a Resolution, unanimously adopted at the Board of said Corporation, held on the 25th day of October, 1999, due notice of such meeting having been given.


                                                            /s/ SUSAN R. HOPLEY
                                                            -------------------
                                                            SECRETARY



CORPORATE SEAL